Pensions (Tables)	12 Months Ended
Mar. 31, 2018
Pensions
Summary of amounts recognised in the consolidated balance sheet in respect of defined benefit plans

	At March 31,
	2018	2017	2016
	€M	€M	€M
Present value of benefit obligations	(15.0)	(15.0)	(15.0)
Fair value of plan assets	10.3	10.3	10.3
Present value of net obligations	(4.7)	(4.7)	(4.7)
Related deferred tax asset	0.6	0.6	0.6
Net pension liability	(4.1)	(4.1)	(4.1)